UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/28/2005

Century Aluminum Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27918

DE	13-3070826
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2511 GARDEN ROAD, BUILDING A SUITE 200, MONTEREY , CA 93940
(Address of Principal Executive Offices, Including Zip Code)

(831) 642-9300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

    At a meeting held on June 28, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Century Aluminum Company (the "Company") approved an amendment to the Company's Supplemental Retirement Income Benefit Plan (the "SRP"). The SRP provides supplemental retirement benefits for selected senior executives, including benefits which provide the selected senior executives with total annual retirement benefits estimated at a percentage of the executives' final annual compensation. The amendment changed the calculation of estimated final compensation from a participant's projected final annual compensation, assuming specified annual increases until retirement age, to the greater of (i) projected final annual compensation, assuming specified annual increases until retirement age or (ii) the average of the highest three years' annual compensation over the last 10 years of employment. The amendment also provides the Board further discretion in adjusting the determination of a participant's final annual compensation. As a result of the amendment, the following senior executives will be entitled to receive estimated annual retirement benefits under the Company's qualified and nonqualified defined benefit pension plans (including the SRP) in the following amounts: Craig A. Davis, President and Chief Executive Officer, $930,000; Gerald J. Kitchen, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, $293,000; and David W. Beckley, Executive Vice President and Chief Financial Officer, $258,000. The Committee also approved amendments to the employment agreements of the foregoing executives to conform those agreements to reflect the terms of the SRP, as amended.

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    The information in this Form 8-K may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Century Aluminum Company

Date: July 05, 2005.	By:	/s/ Gerald J. Kitchen
Name: Gerald J. Kitchen
Title: Executive Vice President, General Counsel, Chief Administrative Officer and Secretary